UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

 Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 2, 2014

GUARDIAN 8 HOLDINGS
 (Exact name of registrant as specified in its charter)

Nevada	333-150954	26-0674103
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15230 N. 75th Street, Suite 1002 Scottsdale, Arizona	85260
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (913) 317-8887

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including, but not limited to, any projections of earnings, revenue or other financial items; any statements of the plans, strategies and objections of management for future operations; any statements concerning proposed new services or developments; any statements regarding future economic conditions or performance; any statements or belief; and any statements of assumptions underlying any of the foregoing.

Forward-looking statements may include the words “may,” “could,” “estimate,” “intend,” “continue,” “believe,” “expect” or “anticipate” or other similar words. These forward-looking statements present our estimates and assumptions only as of the date of this report. Accordingly, readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the dates on which they are made. We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the dates they are made. You should, however, consult further disclosures we make in this Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. The factors impacting these risks and uncertainties include, but are not limited to:

·	deterioration in general or global economic, market and political conditions;
·	our ability to diversify our operations;
·	actions and initiatives taken by both current and potential competitors;
·	supply chain disruptions for components used in our product;
·	manufacturers inability to deliver components or products on time;
·	inability to raise additional financing for working capital;
·
the fact that our accounting policies and methods are fundamental to how we report our financial condition and results of operations, and they may require management to make estimates about matters that are inherently uncertain;

·	adverse state or federal legislation or regulation that increases the costs of compliance, or adverse findings by a regulator with respect to existing operations;
·	changes in U.S. GAAP or in the legal, regulatory and legislative environments in the markets in which we operate;
our ability to efficiently manage our debt obligations;
·	inability to efficiently manage our operations;
·	inability to achieve future operating results;
·	the unavailability of funds for capital expenditures;
·	our ability to recruit and hire key employees;
·	the inability of management to effectively implement our strategies and business plans; and
·	the other risks and uncertainties detailed in this report.

For a detailed description of these and other factors that could cause actual results to differ materially from those expressed in any forward-looking statement, please see “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 and in our Annual Report on Form 10-K for the year ended December 31, 2013.

Item 1.01 Entry into a Material Definitive Agreement.

Second Closing of Financing Transaction

Pursuant to the $7 Million Debenture Financing Agreements dated May 27, 2014 (attached as exhibits to the Form 8-K filed on May 28, 2014), the Registrant, and its wholly-owned operating subsidiary, Guardian 8 Corporation (“G8”), entered into the remaining Convertible Senior Secured Debentures and Pledge and Security Agreement, with Southwell Capital, LP, Atlas Allocation Fund, L.P., Precept Capital Master Fund, GP, Sandor Capital Master Fund, The Precept Fund II, LP, James K. Price, Vestal Venture Capital, Helmsbridge Holdings Limited, JSL Kids Partners, Cranshire Capital Master Fund, Ltd., James G. Miller (current director), Jim Nolton (current director), Corey Lambrecht (current director), William Clough (current director), Kathleen Hanrahan (current officer and director), Kyle Edwards (current director) and C. Stephen Cochennet (current officer and director) (the “Buyers”).

Four of the Registrant’s current board members converted $195,000 of the principal amount owed to them pursuant to the terms of outstanding term notes (C. Stephen Cochennet [$100,000], James G. Miller [$50,000], Jim Nolton [$20,000] and Corey Lambrecht [$25,000]) into Debentures.

Pursuant to the Financing Agreements, the Registrant authorized a new series of senior secured debentures (the “Debentures”). Under the terms of the Financing Agreements, the Buyer’s agreed to purchase and G8 agreed to sell Debentures for a total purchase price of $1,750,000. The Debentures have an eighteen month term and bear an interest rate equal to 8% per annum.

In connection with the sale of the Debentures, the Registrant agreed to issue the Buyers 1,750,000 Class C common stock purchase warrants, each warrant entitling the holder to purchase one share of the Registrant’s common stock at $0.60 per share for a period of five years (the “Closing Securities”).

Net Proceeds to the Registrant from the Second Closing of the financing were $1,433,230, after payment of commissions, fees and expenses to the Registrant’s placement agents (Merriman Capital, Inc. of $107,100 and Noble Financial Capital Markets of $9,300), crediting conversion of current term notes of $195,000 and $5,370 in attorney’s fees.

The proceeds raised from the second closing of the sale of the Debentures will be used for sales and marketing, additional inventory, international sales channel development, research and development of a consumer ENL device, purchase of fixed assets and general corporate purposes.

The following describes certain material terms of the Convertible Senior Secured Debentures.  The description below is not a complete description of all terms of the Convertible Senior Secured Debentures and is qualified in its entirety by reference to the Convertible Senior Secured Debentures, which are attached as exhibits hereto.

Debenture Maturity Date and Interest Rate.  The Debentures mature on November 30, 2015, absent earlier redemption by the Registrant, and carry an interest rate of 8% per annum.

Payment of Interest and Principal.  Interest on the Debentures began accruing on June 2, 2014 and is payable quarterly in arrears on the first day of each succeeding quarter during the term of the Debentures, beginning on or about May 1, 2015 and ending on the Maturity Date of November 30, 2015.  The Registrant, under certain conditions specified in the Debentures, may pay interest payments in shares of its registered common stock. Additionally, on the Maturity Date if the Debentures have not been otherwise converted into shares of the Registrant’s common stock, the Registrant is required to pay the amount equal to the principal, as well as all accrued but unpaid Interest.

Conversion Rights under the Debenture. Subject to certain limitations, the Debentures may be converted by each Buyer commencing on the 91st day following closing and through Maturity, either in whole or in part, up to the full principal amount and accrued interest thereunder into shares of common stock at $0.50 per share.

Subject to certain limitations and conditions, the Registrant may force conversion of the Debentures into shares of common stock at $0.50 per share, either in whole or in part, if the closing sale price of shares of common stock during any ten consecutive trading days has been at or above $1.00 per share.

Further, in the event the average closing price of the common stock for the ten trading days immediately preceding, but not including, the maturity date of the Debentures is equal to or greater than $0.80, then on the maturity date, the Buyers must convert all remaining Principal due under the Debentures.

The Debentures contain provisions limiting the conversion to the extent that as a result of such conversion, each Buyer would beneficially own more than 4.99% (subject to waiver) in the aggregate of the issued and outstanding shares of the Registrant’s common stock, calculated immediately after giving effect to the issuance of shares of common stock upon conversion of the Debentures.

In addition, upon conversion of the Debentures, the number of Class C warrants issued to each Buyer shall automatically double.

Right to Redeem Debenture. Beginning on the 91st day following the closing and so long as a registration statement covering all the registrable securities is effective, the Registrant has the option of redeeming the principal, in whole or in part by paying the amount equal to 100% of the Principal, together with accrued and unpaid interest by giving ten (10) business days prior notice of redemption to the Buyers.

Security of Debentures. The Debentures were guaranteed, pursuant to the “Secured Guaranty” and “Pledge and Security Agreement” by G8 and secured by a security interest in all of the assets of the Registrant and G8 pursuant to various financing instruments, and financing statements.

Registration Rights.  The Registrant has agreed to file a “resale” registration statement with the Securities and Exchange Commission (the “SEC”) covering all shares of common stock underlying the Debentures and Class C warrants within 90 days of the final closing under the Financing Agreements (the “Filing Date”) and to maintain the effectiveness of the registration statement for five years, or until all securities have been sold or are otherwise able to be sold pursuant to Rule 144. The Registrant has agreed to use its reasonable best efforts to have the registration statement declared effective within 120 days of the Filing Date (the “Effectiveness Date”). The Registrant is obligated to pay to investors liquidated damages equal to 1.0% per month in cash for every thirty day period up to a maximum of six (6%) percent, (i) that the registration statement has not been filed after the Filing Date, (ii) following the Effectiveness Date that the registration statement has not been declared effective; and (iii) as otherwise set forth in the Financing Agreements.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Registrant incurred a $1,750,000 financial obligation through the Financing Agreements described in Item 1.01 above. The Financing Agreements provide security in the form of a blanket lien on all of the assets of the Registrant and G8. In the event of a default by either the Registrant or G8 under the terms of the Financing Agreements, the Buyers under the Financing Agreements may enforce their rights as secured parties and accelerate payments under the Debentures which may result in the Registrant losing all or a portion of its assets. Subject to certain grace periods, the Debentures and Financing Agreements provide for the following events of default (among others):

·	Failure of Registrant to timely file the registration statements and have same declared effective by the SEC within the time periods set forth in the Registration Rights Agreement;
·	The suspension of Registrant’s common stock from the OTC:QB for five consecutive days or for more than an aggregate of ten days in 365 days;
·	Failure to pay principal and interest when due;
·	An uncured breach by the Registrant or G8 of any material covenant, term or condition in any of the Debentures or related agreements;
·	A breach by the Registrant or G8 of any material representation or warranty made in any of the Debentures or related agreements; and
·	Any form of bankruptcy or insolvency proceeding is instituted by or against the Registrant or G8.

Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to the Senior Secured Debentures and the Financing Agreements related thereto, on June 2, 2015, the Registrant, concurrent with Second Closing, issued 1,750,000 Class C warrants to purchase share of common stock for five years at $0.60 per share to seventeen accredited investors, which includes all seven of the Registrant’s current board members. Further, upon conversion or maturity of the Debentures, the number of Class C warrants held by each Buyer shall automatically double. Merriman Capital, Inc. and Noble Financial Capital Markets acted as placement agents in connection with the sale of the Debentures, in consideration for which Merriman and Noble received cash commissions of $107,100 and $9,300, respectively. Further, Merriman and Noble were issued five year warrants to purchase up to 107,100 and 9,300 shares, respectively, of the Company’s common stock at an exercise price of $0.50 per share (the “Placement Agent Warrants”).

The Registrant believes that the issuance and sale of the securities (Debentures, common stock and common stock purchase warrants) were exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 by virtue of Section 4(a)(2) and Regulation D, Rule 506. The Securities were issued directly by the Registrant and did not involve a public offering or general solicitation. The Buyers of the Debentures (the recipients of the Securities) are “Accredited Investors” as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933. The Buyers, and/or their representatives, were afforded an opportunity for effective access to files and records of the Registrant that contained the relevant information needed to make its investment decision, including the financial statements and Exchange Act reports. The Registrant reasonably believes that the Buyers, immediately prior to receiving the Securities, had such knowledge and experience in financial and business matters that they were capable of evaluating the merits and risks of their investment. The Buyers, and/or their representatives had the opportunity to speak with the Registrant’s management on several occasions prior to their investment decision.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Senior Secured Debenture ($300,000) Southwell Capital, LP dated June 2, 2014
10.2	Senior Secured Debenture ($250,000) Atlas Allocation Fund, L.P. dated June 2, 2014
10.3	Senior Secured Debenture ($225,000) Precept Capital Master Fund, GP dated June 2, 2014
10.4	Senior Secured Debenture ($200,000) Sandor Capital Master Fund dated June 2, 2014
10.5	Senior Secured Debenture ($125,000) The Precept Fund II, LP dated June 2, 2014
10.6	Senior Secured Debenture ($100,000) James K. Price dated June 2, 2014
10.7	Senior Secured Debenture ($80,000) Vestal Venture Capital dated June 2, 2014
10.8	Senior Secured Debenture ($50,000) Helmsbridge Holdings Limited dated June 2, 2014
10.9	Senior Secured Debenture ($50,000) JSL Kids Partners dated June 2, 2014
10.10	Senior Secured Debenture ($75,000) Cranshire Capital Master Fund, Ltd. dated June 2, 2014
10.11	Senior Secured Debenture ($170,000) C. Stephen Cochennet dated June 2, 2014
10.12	Senior Secured Debenture ($50,000) James G. Miller dated June 2, 2014
10.13	Senior Secured Debenture ($25,000) Corey Lambrecht dated June 2, 2014
10.14	Senior Secured Debenture ($20,000) Jim Nolton dated June 2, 2014
10.15	Senior Secured Debenture ($10,000) William Clough dated June 2, 2014
10.16	Senior Secured Debenture ($10,000) Kathleen Hanrahan dated June 2, 2014
10.17	Senior Secured Debenture ($10,000) Kyle Edwards dated June 2, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Guardian 8 Holdings

	By:	/s/ C. Stephen Cochennet
C. Stephen Cochennet, Chief Executive Officer
Date: June 3, 2014